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                              MUTUAL RELEASE AGREEMENT


     THIS AGREEMENT, dated as of August 29, 1997, by and between CASINO RESOURCE CORPORATION, a Minnesota corporation ("CRC") , CASINO BUILDING CORPORATION, a Minnesota corporation ("CBC"), and the LYLE BERMAN FAMILY GENERAL PARTNERSHIP, a Minnesota general partnership ("BFP").

     WHEREAS, CRC has borrowed Eight Hundred Thousand and 00/100 Dollars ($800,000.00) from BFP pursuant to a Loan Agreement (the "LOAN AGREEMENT") and note (the "NOTE") each dated as of the date hereof.

     WHEREAS, in connection with the Loan Agreement, CRC and BFP entered into a stock pledge agreement dated as of the date hereof (the "STOCK PLEDGE AGREEMENT") whereby CRC pledged all the issued and outstanding common stock of CBC as the collateral for the Note (the "COLLATERAL").

     WHEREAS, CBC is a wholly-owned subsidiary of CRC.

     WHEREAS, CRC, CBC and BFP desire to enter into this agreement to reflect the obligation of CRC and CBC to each other following an Event of Default, (as defined in the Loan Agreement) whereby such Event of Default was not timely cured by CRC and BFP obtains ownership of the Collateral pursuant to the Loan Agreement and the Stock Pledge Agreement.

          NOW THEREFORE, in consideration of the foregoing premises, and further in consideration of the execution of the Loan Agreement, the Stock Pledge Agreement and the Note, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. CRC RELEASE. In the event BFP obtains ownership of the Collateral pursuant to the terms of the Loan Agreement and the Stock Pledge Agreement following the occurrence of an uncured Event of Default, CRC agrees to fully release, acquit and forever discharge all monetary claims CRC may have against CBC and its successors and assigns as of the date of the uncured Event of Default excepting, however, any claim CRC may have against CBC, its officers or directors with respect to any payments that CRC may be called upon to make with respect to that certain Guaranty Agreement (the "GUARANTY AGREEMENT") between CRC and Miller & Schroeder Investments Corporation dated April 1, 1994.

     2. CBC RELEASE. In the event BFP obtains ownership of the Collateral pursuant to the terms of the Loan Agreement and the Stock Pledge Agreement following the occurrence of an uncured Event of Default, CBC agrees to fully release, acquit and forever discharge all monetary claims CBC may have against CRC and its successors and assigns as of the date of the uncured Event of Default; PROVIDED, HOWEVER, the determination of the existence and amount of any inter-company transactions between CRC and CBC shall be according to generally-accepted accounting principles, consistently applied.


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     3.   HOLD HARMLESS.  In the event BFP obtains ownership of the Collateral pursuant to the terms of the Loan Agreement and the Stock Pledge Agreement, BFP and CBC agree to indemnify, defend and hold CRC harmless from and against any claim, loss, cost, expense or damage arising under or pursuant to the Guaranty Agreement.

     4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

          IN WITNESS WHEREOF, CRC, CBC and BFP have executed and delivered this Agreement to be effective as of the date and year first above mentioned.


                                      CASINO RESOURCE CORPORATION


                                      By
                                         --------------------------------
                                           John J. Pilger
                                           Chief Executive Officer and President



                                      CASINO BUILDING CORPORATION


                                      By
                                         --------------------------------
                                           John J. Pilger
                                           Chief Executive Officer and President



                                      LYLE BERMAN FAMILY GENERAL
                                      PARTNERSHIP


                                      By
                                         --------------------------------
                                      Its
                                         --------------------------------

                                         --------------------------------



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